Investor Supplement
Second Quarter 2024

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in the interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes and trends;
•investment risks;
•cybersecurity risks or incidents;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 29-32.

Kemper Corporation
Investor Supplement
Second Quarter 2024
Table of Contents

Page
Consolidated Financial Highlights	3-4
Consolidated Statements of Income (Loss)	5
Consolidated Balance Sheets	6-7
Consolidated Statements of Cash Flows	8-9
Capital Metrics	10
Debt Outstanding, Federal Home Loan Bank Advances and Ratings	11
Adjusted Segment Summary Results:
Revenues	12
Adjusted Operating Income (Loss)	13
Adjusted Net Operating Income (Loss)	13
Catastrophe Frequency and Severity	14-15
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	16-17
Personal Automobile Insurance	18
Commercial Automobile Insurance	19
Life Insurance Segment - Results of Operations and Selected Financial Information	20-21
Expenses	22
Details of Investment Performance	23
Details of Invested Assets	24-25
Investment Concentration	26
Municipal Bond Securities	27
Investments in Limited Liability Companies and Limited Partnerships	28
Definitions of Non-GAAP Financial Measures	29-32

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
For Period Ended
Earned Premiums	$1,033.7	$1,031.9	$1,063.8	$1,117.8	$1,166.9	$1,180.9	$2,065.6	$2,347.8

Net Investment Income	93.0	100.4	104.6	107.0	106.3	101.8	193.4	208.1
Change in Value of Alternative Energy Partnership Investments	0.6	0.4	0.6	0.8	0.8	0.7	1.0	1.5
Other Income	2.4	1.8	1.9	2.4	1.7	1.2	4.2	2.9
Change in Fair Value of Equity and Convertible Securities	(1.2)	3.4	(2.2)	2.8	2.4	1.7	2.2	4.1
Net Realized Investment Gains (Losses)	1.4	5.1	18.5	(31.4)	(15.3)	8.5	6.5	(6.8)
Investment and Other Income	96.2	111.1	123.4	81.6	95.9	113.9	207.3	209.8
Total Revenues	$1,129.9	$1,143.0	$1,187.2	$1,199.4	$1,262.8	$1,294.8	$2,272.9	$2,557.6

Net Income (Loss)	$74.4	$70.2	$51.3	$(146.4)	$(97.1)	$(80.1)	$144.6	$(177.2)
Less: Net Loss attributable to Noncontrolling Interest	(1.0)	(1.1)	(0.1)	(0.1)	—	—	(2.1)	—
Net Income (Loss) attributable to Kemper Corporation	$75.4	$71.3	$51.4	$(146.3)	$(97.1)	$(80.1)	$146.7	$(177.2)

Adjusted Consolidated Net Operating Income (Loss)[1]	$91.7	$69.7	$50.5	$(27.8)	$(14.2)	$(55.7)	$161.4	$(69.9)

Per Unrestricted Common Share Amounts:
Basic:
Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:	$1.17	$1.11	$0.80	$(2.28)	$(1.52)	$(1.25)	$2.28	$(2.77)
Adjusted Consolidated Net Operating Income (Loss)[1]	$1.43	$1.08	$0.79	$(0.44)	$(0.22)	$(0.87)	$2.51	$(1.09)
Diluted:
Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:	$1.16	$1.10	$0.80	$(2.28)	$(1.52)	$(1.25)	$2.26	$(2.77)
Adjusted Consolidated Net Operating Income (Loss)[1]	$1.42	$1.07	$0.78	$(0.44)	$(0.22)	$(0.87)	$2.49	$(1.09)

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.62	$0.62

Return on Shareholders' Equity	11.5%	11.2%	8.4%	(24.0)%	(15.1)%	(12.1)%	11.3%	(13.6)%
Return on Adjusted Shareholders' Equity[1]	17.6%	17.2%	12.7%	(35.4)%	(22.4)%	(17.7)%	17.4%	(20.0)%

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	As of
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
At Period End
Total Assets	$12,544.3	$12,625.9	$12,742.7	$12,549.3	$13,096.3	$13,403.7
Insurance Reserves	$5,769.2	$5,891.5	$6,102.9	$5,822.6	$6,043.9	$6,120.7
Debt	$1,390.4	$1,389.8	$1,389.2	$1,388.6	$1,388.1	$1,387.5
Kemper Corporation Shareholders’ Equity	$2,671.2	$2,589.8	$2,505.2	$2,361.3	$2,512.2	$2,646.9
Book Value Per Share[2]	$41.46	$40.24	$39.08	$36.85	$39.22	$41.37
Adjusted Book Value Per Share[1,2]	$27.14	$26.19	$25.39	$24.94	$26.66	$27.61
Debt to Total Capitalization[2]	34.2%	34.9%	35.7%	37.0%	35.6%	34.4%

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.
[2]See Capital Metrics on page 10 for detail calculations.

Kemper Corporation
Consolidated Statements of Income (Loss)
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Revenues:
Earned Premiums	$1,033.7	$1,031.9	$1,063.8	$1,117.8	$1,166.9	$1,180.9	$2,065.6	$2,347.8
Net Investment Income	93.0	100.4	104.6	107.0	106.3	101.8	193.4	208.1
Change in Value of Alternative Energy Partnership Investments	0.6	0.4	0.6	0.8	0.8	0.7	1.0	1.5
Other Income	2.4	1.8	1.9	2.4	1.7	1.2	4.2	2.9
Change in Fair Value of Equity and Convertible Securities	(1.2)	3.4	(2.2)	2.8	2.4	1.7	2.2	4.1
Net Realized Investment Gains (Losses)	1.5	6.6	19.7	(30.3)	(14.4)	6.4	8.1	(8.0)
Impairment Losses	(0.1)	(1.5)	(1.2)	(1.1)	(0.9)	2.1	(1.6)	1.2
Total Revenues	1,129.9	1,143.0	1,187.2	1,199.4	1,262.8	1,294.8	2,272.9	2,557.6
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	744.4	756.0	808.1	975.2	984.7	1,052.0	1,500.4	2,036.7
Insurance Expenses	244.3	240.7	258.0	259.0	266.1	269.3	485.0	535.4
Interest and Other Expenses	49.3	59.7	57.6	156.0	78.3	77.4	109.0	155.7
Goodwill Impairment	—	—	—	—	49.6	—	—	49.6
Total Expenses	1,038.0	1,056.4	1,123.7	1,390.2	1,378.7	1,398.7	2,094.4	2,777.4
Income (Loss) before Income Taxes	91.9	86.6	63.5	(190.8)	(115.9)	(103.9)	178.5	(219.8)
Income Tax (Expense) Benefit	(17.5)	(16.4)	(12.2)	44.4	18.8	23.8	(33.9)	42.6
Net Income (Loss)	74.4	70.2	51.3	(146.4)	(97.1)	(80.1)	144.6	(177.2)
Less: Net Loss attributable to Noncontrolling Interest	(1.0)	(1.1)	(0.1)	(0.1)	—	—	(2.1)	—
Net Income (Loss) attributable to Kemper Corporation	$75.4	$71.3	$51.4	$(146.3)	$(97.1)	$(80.1)	$146.7	$(177.2)

Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:
Basic	$1.17	$1.11	$0.80	$(2.28)	$(1.52)	$(1.25)	$2.28	$(2.77)
Diluted	$1.16	$1.10	$0.80	$(2.28)	$(1.52)	$(1.25)	$2.26	$(2.77)
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.62	$0.62
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.395	64.255	64.088	64.057	64.009	63.947	64.325	63.978
Weighted-Average Unrestricted Shares and Equivalent Shares Outstanding Assuming Dilution (in Millions)	64.892	64.773	64.566	64.057	64.009	63.947	64.832	63.978

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023

Assets:
Investments:
Fixed Maturities at Fair Value	$6,674.7	$6,771.6	$6,881.9	$6,474.5	$6,943.8	$7,189.4
Equity Securities at Fair Value	226.6	230.1	225.8	233.4	247.0	243.6
Equity Method Limited Liability Investments	205.1	215.2	221.7	224.1	225.1	218.7
Alternative Energy Partnerships	17.3	17.2	17.3	17.2	16.8	17.0
Short-term Investments at Cost which Approximates Fair Value	539.1	520.7	520.9	418.5	406.3	278.4
Company-Owned Life Insurance	523.3	515.7	513.5	506.9	500.5	595.3
Loans to Policyholders	279.8	280.5	281.2	281.8	281.6	283.1
Other Investments	202.4	213.6	241.9	273.1	275.6	271.8
Total Investments	8,668.3	8,764.6	8,904.2	8,429.5	8,896.7	9,097.3
Cash	107.4	125.9	64.1	110.0	73.6	60.6
Receivables from Policyholders	988.0	953.1	959.5	1,102.6	1,246.3	1,344.0
Other Receivables	191.5	195.4	200.5	223.4	262.0	249.4
Deferred Policy Acquisition Costs	608.0	595.3	591.6	622.2	646.2	651.5
Goodwill	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7	1,300.3
Current Income Tax Assets	56.5	52.6	64.5	59.5	9.0	15.0
Deferred Income Tax Assets	185.0	199.1	210.4	258.5	208.0	166.0
Other Assets	476.4	479.1	492.6	488.7	503.8	519.6
Assets of Consolidated Variable Interest Entity:
Fixed Maturities at Fair Value	1.6	1.7	1.7	1.6	—	—
Short-term Investments at Cost which Approximates Fair Value	4.8	4.0	2.0	—	—	—
Cash	—	0.8	—	2.4	—	—
Receivables from Policyholders	5.2	2.7	0.7	0.1	—	—
Deferred Policy Acquisition Costs	0.3	0.6	0.1	—	—	—
Deferred Income Tax Assets	0.6	—	—	—	—	—
Other Assets	—	0.3	0.1	0.1	—	—
Total Assets	$12,544.3	$12,625.9	$12,742.7	$12,549.3	$13,096.3	$13,403.7

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,202.0	$3,294.3	$3,422.4	$3,098.1	$3,363.8	$3,399.6
Property and Casualty	2,567.2	2,597.2	2,680.5	2,724.5	2,680.1	2,721.1
Total Insurance Reserves	5,769.2	5,891.5	6,102.9	5,822.6	6,043.9	6,120.7
Unearned Premiums	1,301.5	1,274.1	1,300.8	1,485.1	1,665.2	1,778.0
Policyholder Obligations	644.4	660.9	655.7	656.3	700.2	700.6
Deferred Income Tax Liabilities	68.3	61.7	50.6	57.8	—	—
Accrued Expenses and Other Liabilities	693.8	754.8	737.7	777.6	786.7	770.0
Long-term Debt, Current, at Amortized Cost	449.8	449.7	—	—	—	—
Long-term Debt, Non-Current, at Amortized Cost	940.6	940.1	1,389.2	1,388.6	1,388.1	1,387.5
Liabilities of Consolidated Variable Interest Entity:
Insurance Reserves	2.4	0.7	—	—	—	—
Unearned Premiums	4.9	3.1	0.5	0.1	—	—
Accrued Expenses and Other Liabilities	0.1	0.6	0.3	—	—	—
Total Liabilities	9,875.0	10,037.2	10,237.7	10,188.1	10,584.1	10,756.8
Kemper Corporation Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.4	6.4	6.4
Paid-in Capital	1,860.9	1,852.3	1,845.3	1,845.9	1,837.6	1,828.9
Retained Earnings	1,121.2	1,066.1	1,014.3	982.4	1,149.0	1,266.3
Accumulated Other Comprehensive Loss	(317.3)	(335.0)	(360.8)	(473.4)	(480.8)	(454.7)
Total Kemper Corporation Shareholders’ Equity	2,671.2	2,589.8	2,505.2	2,361.3	2,512.2	2,646.9
Noncontrolling Interest	(1.9)	(1.1)	(0.2)	(0.1)	—	—
Total Shareholders’ Equity	$2,669.3	$2,588.7	$2,505.0	$2,361.2	$2,512.2	$2,646.9
Total Liabilities and Shareholders’ Equity	$12,544.3	$12,625.9	$12,742.7	$12,549.3	$13,096.3	$13,403.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2024	Jun 30, 2023
Cash Flows from Operating Activities:
Net Income (Loss)	$144.6	$(177.2)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities
Net Realized Investment (Gains) Losses	(8.1)	8.0
Impairment Losses	1.6	(1.2)
Depreciation and Amortization of Property, Equipment and Software	22.4	26.2
Amortization of Intangible Assets Acquired	5.3	7.9
Settlement Related to Defined Benefit Pension Plan	(2.7)	—
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	23.2	(1.3)
Change in Value of Alternative Energy Partnership Investments	(1.0)	(1.5)
Change in Value of Equity and Convertible Securities	(2.2)	(4.1)
Goodwill Impairment	—	49.6
Changes in:
Receivables from Policyholders	(32.6)	40.3
Reinsurance Recoverables	4.1	11.6
Deferred Policy Acquisition Costs	(16.6)	(10.6)
Insurance Reserves	(80.7)	(47.7)
Unearned Premiums	5.1	(39.2)
Income Taxes	38.7	72.6
Other Assets and Liabilities	(35.2)	0.7
Net Cash Provided by (Used in) Operating Activities	65.9	(65.9)
Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	629.2	353.0
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	19.3	32.5
Mortgage Loans	71.9	42.5
Other Investments	8.6	5.1
Purchases of Investments:
Fixed Maturities	(578.4)	(334.8)
Equity Securities	(6.3)	(26.2)
Real Estate Investments	(0.6)	(0.3)
Mortgage Loans	(55.3)	(44.1)
Other Investments	(30.2)	(11.6)
Net Purchases of Short-term Investments	(12.6)	(126.9)
Acquisition of Software and Long-lived Assets	(33.0)	(25.4)
Settlement Proceeds from Company-Owned Life Insurance	6.2	102.2
Other	13.8	(1.1)
Net Cash Provided by (Used in) Investing Activities	32.6	(35.1)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2024	Jun 30, 2023

Net Cash Provided by (Used in) Investing Activities (Carryforward from page 8)	$32.6	$(35.1)
Cash Flows from Financing Activities:
Proceeds from Policyholder Contract Obligations	59.1	114.5
Repayment of Policyholder Contract Obligations	(70.7)	(115.8)
Proceeds from Shares Issued under Employee Stock Purchase Plan	2.0	2.2
Dividends Paid	(39.8)	(39.6)
Other	(5.8)	0.9
Net Cash Used in Financing Activities	(55.2)	(37.8)

Net increase (decrease) in cash[1]	43.3	(138.8)
Cash, Beginning of Year[1]	64.1	212.4
Cash, End of Period[1]	$107.4	$73.6
[1]Includes amounts attributable to Kemper Reciprocal reported as non-controlling interest.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Book Value Per Share
Book Value Per Share	$41.46	$40.24	$39.08	$36.85	$39.22	$41.37
Adjusted Book Value Per Share[1]	$27.14	$26.19	$25.39	$24.94	$26.66	$27.61

Debt and Total Capitalization
Debt	$1,390.4	$1,389.8	$1,389.2	$1,388.6	$1,388.1	$1,387.5
Kemper Corporation Shareholders’ Equity	2,671.2	2,589.8	2,505.2	2,361.3	2,512.2	2,646.9
Total Capitalization	$4,061.6	$3,979.6	$3,894.4	$3,749.9	$3,900.3	$4,034.4
Ratio of Debt to Kemper Corporation Shareholders’ Equity	52.1%	53.7%	55.5%	58.8%	55.3%	52.4%
Ratio of Debt to Total Capitalization	34.2%	34.9%	35.7%	37.0%	35.6%	34.4%

Debt	$1,390.4	$1,389.8	$1,389.2	$1,388.6	$1,388.1	$1,387.5

Kemper Corporation Shareholders’ Equity	$2,671.2	$2,589.8	$2,505.2	$2,361.3	$2,512.2	$2,646.9
Less: Accumulated Other Comprehensive Loss	(317.3)	(335.0)	(360.8)	(473.4)	(480.8)	(454.7)
Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,988.5	$2,924.8	$2,866.0	$2,834.7	$2,993.0	$3,101.6
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$4,378.9	$4,314.6	$4,255.2	$4,223.3	$4,381.1	$4,489.1
Ratio of Debt to Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	46.5%	47.5%	48.5%	49.0%	46.4%	44.7%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	31.8%	32.2%	32.6%	32.9%	31.7%	30.9%

Parent Company Liquidity[2]
Kemper Holding Company Cash and Investments[3]	$376.5	$395.6	$464.5	$153.9	$220.3	$240.6
Borrowings Available Under Credit Agreement	458.0	424.0	393.0	376.0	460.0	520.0
Parent Company Liquidity	$834.5	$819.6	$857.5	$529.9	$680.3	$760.6

Capital Returned to Shareholders
Cash Dividends Paid[4]	$20.3	$19.5	$20.2	$20.2	$20.2	$19.4
[1]Non-GAAP Financial Measure. See pages 29-32 for definition.
[2]Excludes borrowings available from subsidiaries
[3]Includes Kemper's direct non-insurance subsidiaries
[4]Three Months Ended

Kemper Corporation
Debt Outstanding, Federal Home Loan Bank Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Kemper Corporation:
Senior Notes at Amortized Cost:
Current:
4.350% Senior Notes due February 15, 2025	$449.8	$449.7	$—	$—	$—	$—
Non-Current:
4.350% Senior Notes due February 15, 2025	$—	$—	$449.6	$449.6	$449.5	$449.4
2.400% Senior Notes due September 30, 2030	397.3	397.1	397.0	396.9	396.8	396.7
3.800% Senior Notes due 2032	396.2	396.1	396.0	395.8	395.7	395.6
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	147.1	146.9	146.6	146.3	146.1	145.8
Long-term Debt Outstanding	$1,390.4	$1,389.8	$1,389.2	$1,388.6	$1,388.1	$1,387.5

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$547.0	$563.2	$557.4	$557.4	$601.0	$601.0
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB-
Junior Unsecured Debt	bb	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$691.5	$675.3	$699.3	$724.0	$766.6	$787.9	$1,366.8	$1,554.5
Commercial Automobile	171.1	164.7	166.3	166.4	165.7	156.3	335.8	322.0
Total Specialty Property & Casualty Insurance Earned Premiums	862.6	840.0	865.6	890.4	932.3	944.2	1,702.6	1,876.5
Net Investment Income	46.6	41.1	42.6	42.7	44.5	38.5	87.7	83.0
Change in Value of Alternative Energy Partnership Investments	0.3	0.3	0.3	0.5	0.4	0.4	0.6	0.8
Other Income	1.3	1.1	1.3	1.6	0.7	0.9	2.4	1.6
Total Specialty Property & Casualty Insurance Revenues	910.8	882.5	909.8	935.2	977.9	984.0	1,793.3	1,961.9
Life Insurance:
Earned Premium	100.8	97.3	84.0	102.1	102.2	99.3	198.1	201.5
Net Investment Income	30.5	44.3	47.1	49.4	47.1	49.8	74.8	96.9
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	0.1	0.2	0.2	0.2	0.2	0.4
Other Income (Loss)	0.1	0.2	0.2	(0.1)	0.1	(0.4)	0.3	(0.3)
Total Life Insurance Revenues	131.5	141.9	131.4	151.6	149.6	148.9	273.4	298.5
Total Segment Revenues	1,042.3	1,024.4	1,041.2	1,086.8	1,127.5	1,132.9	2,066.7	2,260.4
Change in Fair Value of Equity and Convertible Securities	(1.2)	3.4	(2.2)	2.8	2.4	1.7	2.2	4.1
Net Realized Investment Gains (Losses)	1.5	6.6	19.7	(30.3)	(14.4)	6.4	8.1	(8.0)
Impairment Losses	(0.1)	(1.5)	(1.2)	(1.1)	(0.9)	2.1	(1.6)	1.2
Non-Core Operations	83.8	106.2	126.7	138.0	145.7	148.0	190.0	293.7
Other	3.6	3.9	3.0	3.2	2.5	3.7	7.5	6.2
Total Revenues	$1,129.9	$1,143.0	$1,187.2	$1,199.4	$1,262.8	$1,294.8	$2,272.9	$2,557.6

Kemper Corporation
Segment Adjusted Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Segment Adjusted Operating Income (Loss):
Specialty Property & Casualty Insurance	$127.9	$86.5	$56.6	$(43.2)	$(15.0)	$(74.7)	$214.4	$(89.7)
Life Insurance	(1.4)	14.0	19.9	17.5	10.1	14.8	12.6	24.9
Total Segment Adjusted Operating Income (Loss)	126.5	100.5	76.5	(25.7)	(4.9)	(59.9)	227.0	(64.8)
Corporate and Other Adjusted Operating Loss	(13.7)	(15.6)	(13.7)	(13.3)	(15.3)	(12.9)	(29.3)	(28.2)
Less: Loss before Income Taxes attributable to Noncontrolling Interest	(1.3)	(1.4)	(0.2)	(0.1)	—	—	(2.7)	—
Adjusted Consolidated Operating Income (Loss)	114.1	86.3	63.0	(38.9)	(20.2)	(72.8)	200.4	(93.0)
Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(1.2)	3.4	(2.2)	2.8	2.4	1.7	2.2	4.1
Net Realized Investment Gains (Losses)	1.5	6.6	19.7	(30.3)	(14.4)	6.4	8.1	(8.0)
Impairment Losses	(0.1)	(1.5)	(1.2)	(1.1)	(0.9)	2.1	(1.6)	1.2
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(6.5)	(12.8)	(18.3)	(43.4)	(29.5)	(29.1)	(19.3)	(58.6)
Debt Extinguishment, Pension Settlement and Other Charges	2.7	—	—	(70.2)	—	—	2.7	—
Goodwill Impairment Charge	—	—	—	—	(49.6)	—	—	(49.6)
Non-Core Operations	(17.3)	6.0	2.7	(9.6)	(3.7)	(12.2)	(11.3)	(15.9)
Income (Loss) before Income Taxes attributable to Kemper Corporation	$93.2	$88.0	$63.7	$(190.7)	$(115.9)	$(103.9)	$181.2	$(219.8)

Segment Adjusted Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$102.3	$69.2	$45.3	$(33.2)	$(10.8)	$(58.4)	$171.5	$(69.2)
Life Insurance	(0.2)	11.9	15.0	14.7	8.9	13.2	11.7	22.1
Total Segment Adjusted Net Operating Income (Loss)	102.1	81.1	60.3	(18.5)	(1.9)	(45.2)	183.2	(47.1)
Corporate and Other Adjusted Net Operating Loss	(11.4)	(12.5)	(9.9)	(9.4)	(12.3)	(10.5)	(23.9)	(22.8)
Less: Net Loss attributable to Noncontrolling Interest	(1.0)	(1.1)	(0.1)	(0.1)	—	—	(2.1)	—
Adjusted Consolidated Net Operating Income (Loss)[1]	91.7	69.7	50.5	(27.8)	(14.2)	(55.7)	161.4	(69.9)
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(1.0)	2.7	(1.8)	2.3	1.9	1.3	1.7	3.2
Net Realized Investment Gains (Losses)	1.2	5.2	15.6	(22.9)	(12.5)	5.1	6.4	(7.4)
Impairment Losses	(0.1)	(1.2)	(1.0)	(0.8)	(0.8)	1.7	(1.3)	0.9
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(5.1)	(10.1)	(14.4)	(34.3)	(23.3)	(23.0)	(15.2)	(46.3)
Debt Extinguishment, Pension Settlement and Other Charges	2.1	—	—	(55.5)	—	—	2.1	—
Goodwill Impairment Charge	—	—	—	—	(45.5)	—	—	(45.5)
Non-Core Operations	(13.4)	5.0	2.5	(7.3)	(2.7)	(9.5)	(8.4)	(12.2)
Net Income (Loss) attributable to Kemper Corporation	$75.4	$71.3	$51.4	$(146.3)	$(97.1)	$(80.1)	$146.7	$(177.2)

[1]Non-GAAP Financial Measure. See pages 29-32 for definition.

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended June 30, 2024
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	23	$10.3	24	$0.4	24	$17.6	27	$28.3
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	23	$10.3	24	$0.4	24	$17.6	27	$28.3

Three Months Ended June 30, 2023
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	18	$11.8	16	$0.8	17	$21.2	16	$33.6
$5 - $10	1	5.7	—	—	—	—	1	5.9
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	19	$17.5	16	$0.8	17	$21.2	17	$39.5

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Catastrophe Frequency and Severity (continued)
(Dollars in Millions)
(Unaudited)

Six Months Ended June 30, 2024
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	42	$14.4	36	$0.6	42	$29.3	46	$44.3
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	42	$14.4	36	$0.6	42	$29.3	46	$44.3

Six Months Ended June 30, 2023
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	38	$20.1	28	$1.4	41	$38.2	40	$59.5
$5 - $10	1	5.7	—	—	—	—	1	5.9
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	39	$25.8	28	$1.4	41	$38.2	41	$65.4

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Results of Operations
Net Premiums Written	$933.9	$864.6	$719.7	$733.0	$830.6	$1,022.1	$1,798.5	$1,852.7

Total Specialty P&C:
Personal Automobile	$691.5	$675.3	$699.3	$724.0	$766.6	$787.9	1,366.8	1,554.5
Commercial Automobile	171.1	164.7	166.3	166.4	165.7	156.3	335.8	322.0
Earned Premiums	862.6	840.0	865.6	890.4	932.3	944.2	$1,702.6	$1,876.5
Net Investment Income	46.6	41.1	42.6	42.7	44.5	38.5	87.7	83.0
Change in Value of Alternative Energy Partnership Investments	0.3	0.3	0.3	0.5	0.4	0.4	0.6	0.8
Other Income	1.3	1.1	1.3	1.6	0.7	0.9	2.4	1.6
Total Revenues	910.8	882.5	909.8	935.2	977.9	984.0	1,793.3	1,961.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	592.8	609.0	673.1	712.1	763.9	825.4	1,201.8	1,589.3
Catastrophe Losses and LAE	10.3	4.1	2.5	6.2	17.4	8.4	14.4	25.8
Prior Years:
Non-catastrophe Losses and LAE	(0.8)	5.3	(0.2)	78.8	25.0	31.6	4.5	56.6
Catastrophe Losses and LAE	(0.1)	0.7	0.1	(1.0)	(0.9)	(0.5)	0.6	(1.4)
Total Incurred Losses and LAE	602.2	619.1	675.5	796.1	805.4	864.9	1,221.3	1,670.3
Insurance Expenses	180.7	176.9	177.7	182.3	187.5	193.8	357.6	381.3
Segment Adjusted Operating Income (Loss)	127.9	86.5	56.6	(43.2)	(15.0)	(74.7)	214.4	(89.7)
Income Tax (Expense) Benefit	(25.6)	(17.3)	(11.3)	10.0	4.2	16.3	(42.9)	20.5
Total Segment Adjusted Net Operating Income (Loss)	$102.3	$69.2	$45.3	$(33.2)	$(10.8)	$(58.4)	$171.5	$(69.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	72.5%	77.7%	80.0%	81.9%	87.5%	70.6%	84.7%
Current Year Catastrophe Losses and LAE Ratio	1.2	0.5	0.3	0.7	1.9	0.9	0.8	1.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.1)	0.6	—	8.8	2.7	3.3	0.3	3.0
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	(0.1)	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	69.8	73.7	78.0	89.4	86.4	91.6	71.7	89.0
Insurance Expense Ratio	20.9	21.1	20.5	20.5	20.1	20.5	21.0	20.3
Combined Ratio	90.7%	94.8%	98.5%	109.9%	106.5%	112.1%	92.7%	109.3%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	68.7%	72.5%	77.7%	80.0%	81.9%	87.5%	70.6%	84.7%
Insurance Expense Ratio	20.9	21.1	20.5	20.5	20.1	20.5	21.0	20.3
Underlying Combined Ratio	89.6%	93.6%	98.2%	100.5%	102.0%	108.0%	91.6%	105.0%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	90.7%	94.8%	98.5%	109.9%	106.5%	112.1%	92.7%	109.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.2	0.5	0.3	0.7	1.9	0.9	0.8	1.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.1)	0.6	—	8.8	2.7	3.3	0.3	3.0
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	(0.1)	(0.1)	—	(0.1)
Underlying Combined Ratio	89.6%	93.6%	98.2%	100.5%	102.0%	108.0%	91.6%	105.0%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Insurance Reserves:
Non-Standard Automobile	$1,597.1	$1,633.1	$1,711.9	$1,761.6	$1,741.4	$1,805.6
Commercial Automobile	640.5	618.1	596.8	570.3	530.8	491.4
Insurance Reserves	$2,237.6	$2,251.2	$2,308.7	$2,331.9	$2,272.2	$2,297.0
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$952.8	$965.7	$999.9	$1,048.0	$1,061.7	$1,094.8
Incurred but Not Reported	1,113.1	1,114.8	1,132.8	1,107.7	1,036.7	1,027.0
Total Loss Reserves	2,065.9	2,080.5	2,132.7	2,155.7	2,098.4	2,121.8
Unallocated LAE Reserves	171.7	170.7	176.0	176.2	173.8	175.2
Insurance Reserves	$2,237.6	$2,251.2	$2,308.7	$2,331.9	$2,272.2	$2,297.0

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Results of Operations
Net Premiums Written	$739.5	$672.5	$563.8	$583.9	$687.4	$842.4	$1,412.0	$1,529.8

Earned Premiums	$691.5	$675.3	$699.3	$724.0	$766.6	$787.9	$1,366.8	$1,554.5
Net Investment Income	30.3	26.9	32.3	32.5	33.8	29.9	57.2	63.7
Change in Value of Alternative Energy Partnership Investments	0.2	0.2	0.2	0.4	0.3	0.3	0.4	0.6
Other Income	1.3	1.1	1.3	1.6	0.7	0.9	2.4	1.6
Total Revenues	723.3	703.5	733.1	758.5	801.4	819.0	1,426.8	1,620.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	471.6	485.7	544.2	583.5	638.7	697.6	957.3	1,336.3
Catastrophe Losses and LAE	7.9	3.5	1.9	5.0	15.0	7.7	11.4	22.7
Prior Years:
Non-catastrophe Losses and LAE	0.6	6.5	(2.2)	71.8	18.0	23.4	7.1	41.4
Catastrophe Losses and LAE	—	0.6	—	(0.9)	(0.9)	(0.5)	0.6	(1.4)
Total Incurred Losses and LAE	480.1	496.3	543.9	659.4	670.8	728.2	976.4	1,399.0
Insurance Expenses	148.0	145.6	151.4	155.3	157.1	162.0	293.6	319.1
Adjusted Operating Income (Loss)	95.2	61.6	37.8	(56.2)	(26.5)	(71.2)	156.8	(97.7)
Income Tax (Expense) Benefit	(19.3)	(12.3)	(7.5)	12.4	6.3	15.5	(31.6)	21.8
Total Product Line Adjusted Net Operating Income (Loss)	$75.9	$49.3	$30.3	$(43.8)	$(20.2)	$(55.7)	$125.2	$(75.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.2%	71.9%	77.8%	80.6%	83.3%	88.5%	70.1%	85.9%
Current Year Catastrophe Losses and LAE Ratio	1.1	0.5	0.3	0.7	2.0	1.0	0.8	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.0	(0.3)	9.9	2.3	3.0	0.5	2.7
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	(0.1)	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	69.4	73.5	77.8	91.1	87.5	92.4	71.4	90.0
Insurance Expense Ratio	21.4	21.6	21.7	21.5	20.5	20.6	21.5	20.5
Combined Ratio	90.8%	95.1%	99.5%	112.6%	108.0%	113.0%	92.9%	110.5%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	68.2%	71.9%	77.8%	80.6%	83.3%	88.5%	70.1%	85.9%
Insurance Expense Ratio	21.4	21.6	21.7	21.5	20.5	20.6	21.5	20.5
Underlying Combined Ratio	89.6%	93.5%	99.5%	102.1%	103.8%	109.1%	91.6%	106.4%
Non-GAAP Measure Reconciliation
Combined Ratio	90.8%	95.1%	99.5%	112.6%	108.0%	113.0%	92.9%	110.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.1	0.5	0.3	0.7	2.0	1.0	0.8	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.0	(0.3)	9.9	2.3	3.0	0.5	2.7
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	(0.1)	(0.1)	(0.1)	—	(0.1)
Underlying Combined Ratio	89.6%	93.5%	99.5%	102.1%	103.8%	109.1%	91.6%	106.4%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Results of Operations
Net Premiums Written	$194.4	$192.1	$155.9	$149.1	$143.2	$179.7	$386.5	$322.9

Earned Premiums	$171.1	$164.7	$166.3	$166.4	$165.7	$156.3	$335.8	$322.0
Net Investment Income	16.3	14.2	10.3	10.2	10.7	8.6	30.5	19.3
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.2
Total Revenues	187.5	179.0	176.7	176.7	176.5	165.0	366.5	341.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	121.2	123.3	128.9	128.6	125.2	127.8	244.5	253.0
Catastrophe Losses and LAE	2.4	0.6	0.6	1.2	2.4	0.7	3.0	3.1
Prior Years:
Non-catastrophe Losses and LAE	(1.4)	(1.2)	2.0	7.0	7.0	8.2	(2.6)	15.2
Catastrophe Losses and LAE	(0.1)	0.1	0.1	(0.1)	—	—	—	—
Total Incurred Losses and LAE	122.1	122.8	131.6	136.7	134.6	136.7	244.9	271.3
Insurance Expenses	32.7	31.3	26.3	27.0	30.4	31.8	64.0	62.2
Adjusted Operating Income (Loss)	32.7	24.9	18.8	13.0	11.5	(3.5)	57.6	8.0
Income Tax (Expense) Benefit	(6.3)	(5.0)	(3.8)	(2.4)	(2.1)	0.8	(11.3)	(1.3)
Total Product Line Adjusted Net Operating Income (Loss)	$26.4	$19.9	$15.0	$10.6	$9.4	$(2.7)	$46.3	$6.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	70.9%	74.8%	77.4%	77.4%	75.6%	81.9%	72.8%	78.6%
Current Year Catastrophe Losses and LAE Ratio	1.4	0.4	0.4	0.7	1.4	0.4	0.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(0.7)	1.2	4.2	4.2	5.2	(0.8)	4.7
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.1	0.1	(0.1)	—	—	—	—
Total Incurred Loss and LAE Ratio	71.4	74.6	79.1	82.2	81.2	87.5	72.9	84.3
Insurance Expense Ratio	19.1	19.0	15.8	16.2	18.3	20.3	19.1	19.3
Combined Ratio	90.5%	93.6%	94.9%	98.4%	99.5%	107.8%	92.0%	103.6%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	70.9%	74.8%	77.4%	77.4%	75.6%	81.9%	72.8%	78.6%
Insurance Expense Ratio	19.1	19.0	15.8	16.2	18.3	20.3	19.1	19.3
Underlying Combined Ratio	90.0%	93.8%	93.2%	93.6%	93.9%	102.2%	91.9%	97.9%
Non-GAAP Measure Reconciliation
Combined Ratio	90.5%	93.6%	94.9%	98.4%	99.5%	107.8%	92.0%	103.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.4	0.4	0.4	0.7	1.4	0.4	0.9	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(0.7)	1.2	4.2	4.2	5.2	(0.8)	4.7
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.1	0.1	(0.1)	—	—	—	—
Underlying Combined Ratio	90.0%	93.8%	93.2%	93.6%	93.9%	102.2%	91.9%	97.9%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Results of Operations
Earned Premiums	$100.8	$97.3	$84.0	$102.1	$102.2	$99.3	$198.1	$201.5
Net Investment Income	30.5	44.3	47.1	49.4	47.1	49.8	74.8	96.9
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	0.1	0.2	0.2	0.2	0.2	0.4
Other Income (Loss)	0.1	0.2	0.2	(0.1)	0.1	(0.4)	0.3	(0.3)
Total Revenues	131.5	141.9	131.4	151.6	149.6	148.9	273.4	298.5
Policyholders’ Benefits and Incurred Losses and LAE	63.9	63.0	40.5	64.7	68.3	69.9	126.9	138.2
Insurance Expenses	69.0	64.9	71.0	69.4	71.2	64.2	133.9	135.4
Segment Adjusted Operating (Loss) Income	(1.4)	14.0	19.9	17.5	10.1	14.8	12.6	24.9
Income Tax Benefit (Expense)	1.2	(2.1)	(4.9)	(2.8)	(1.2)	(1.6)	(0.9)	(2.8)
Total Segment Adjusted Net Operating (Loss) Income	$(0.2)	$11.9	$15.0	$14.7	$8.9	$13.2	$11.7	$22.1

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Insurance Reserves:
Future Policyholder Benefits	$3,155.3	$3,248.8	$3,375.6	$3,048.7	$3,315.2	$3,346.9
Incurred Losses and LAE Reserves:
Life	42.1	40.7	42.1	44.6	44.2	48.3
Accident and Health	4.6	4.7	4.7	4.8	4.4	4.4
Property	2.6	2.5	2.9	2.7	2.6	2.7
Total Incurred Losses and LAE Reserves	49.3	47.9	49.7	52.1	51.2	55.4
Insurance Reserves	$3,204.6	$3,296.7	$3,425.3	$3,100.8	$3,366.4	$3,402.3

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Insurance Expenses:
Commissions	$152.0	$139.9	$121.2	$130.8	$165.3	$166.9	$291.9	$332.2
General Expenses	84.6	85.3	88.2	85.9	74.5	94.2	169.9	168.7
Premium Taxes	19.6	19.1	17.7	17.8	20.5	23.6	38.7	44.1
Total Costs Incurred	256.2	244.3	227.1	234.5	260.3	284.7	500.5	545.0
Net Policy Acquisition Costs (Deferred) Amortized	(12.5)	(4.1)	30.4	24.0	5.3	(15.9)	(16.6)	(10.6)
Amortization of Valuation of Business Acquired ("VOBA")	0.6	0.5	0.5	0.5	0.5	0.5	1.1	1.0
Insurance Expenses	$244.3	$240.7	$258.0	$259.0	$266.1	$269.3	$485.0	$535.4
Interest and Other Expenses:
Interest Expense	$13.9	$14.0	$13.9	$14.1	$14.0	$14.1	$27.9	$28.1
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	6.5	12.8	18.4	43.3	29.5	29.1	19.3	58.6
Pension Settlement	(2.7)	—	—	70.2	—	—	(2.7)	—
Other	31.6	32.9	25.3	28.4	34.8	34.2	64.5	69.0
Other Expenses	35.4	45.7	43.7	141.9	64.3	63.3	81.1	127.6
Interest and Other Expenses	49.3	59.7	57.6	156.0	78.3	77.4	109.0	155.7
Goodwill Impairment	—	—	—	—	49.6	—	—	49.6
Total Expenses	$293.6	$300.4	$315.6	$415.0	$394.0	$346.7	$594.0	$740.7

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Net Investment Income
Interest on Fixed Income Securities[1,2]	$80.2	$79.8	$81.0	$81.2	$79.6	$81.5	$160.0	$161.1
Dividends on Equity Securities Excluding Alternative Investments	0.9	2.8	1.0	1.2	1.2	1.0	3.7	2.2
Alternative Investments:
Equity Method Limited Liability Investments	(14.7)	(2.1)	2.3	4.3	2.8	1.1	(16.8)	3.9
Limited Liability Investments Included in Equity Securities	6.2	3.4	4.7	5.4	6.3	2.6	9.6	8.9
Total Alternative Investments	(8.5)	1.3	7.0	9.7	9.1	3.7	(7.2)	12.8
Short-term Investments	7.3	7.3	6.1	6.0	3.6	2.3	14.6	5.9
Loans to Policyholders	5.1	5.2	5.3	5.1	5.1	5.4	10.3	10.5
Real Estate	2.2	2.3	2.3	2.3	1.9	2.4	4.5	4.3
Company-Owned Life Insurance	8.9	7.1	6.6	6.4	7.4	8.8	16.0	16.2
Other	2.6	2.5	2.8	1.8	5.3	3.0	5.1	8.3
Total Investment Income	98.7	108.3	112.1	113.7	113.2	108.1	207.0	221.3
Investment Expenses:
Real Estate	2.1	2.2	2.8	1.7	2.2	2.1	4.3	4.3
Other Investment Expenses[1,2]	3.6	5.7	4.7	5.0	4.7	4.2	9.3	8.9
Total Investment Expenses	5.7	7.9	7.5	6.7	6.9	6.3	13.6	13.2
Net Investment Income	$93.0	$100.4	$104.6	$107.0	$106.3	$101.8	$193.4	$208.1
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	$2.2	$12.8	$3.6	$0.8	$0.4	$1.1	$15.0	$1.5
Losses on Sales	(0.3)	(2.3)	(0.4)	(1.2)	(6.0)	(3.3)	(2.6)	(9.3)
Gains (Losses) on Hedging Activity	—	(7.9)	17.8	(29.4)	(8.7)	8.4	(7.9)	(0.3)
Equity Securities:
Gains on Sales	—	4.1	—	0.5	0.1	—	4.1	0.1
Losses on Sales	—	(0.1)	(1.3)	(1.1)	(0.1)	—	(0.1)	(0.1)
Other Investments:
Gains on Sales	1.5	—	—	—	—	0.2	1.5	0.2
Losses on Sales	(1.9)	—	—	0.1	(0.1)	—	(1.9)	(0.1)
Net Realized Investment Gains (Losses)	$1.5	$6.6	$19.7	$(30.3)	$(14.4)	$6.4	$8.1	$(8.0)
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$0.2	$(1.0)	$(0.7)	$(2.0)	$—	$2.1	$(0.8)	$2.1
Equity Securities	—	(0.4)	(0.5)	—	—	—	(0.4)	—
Real Estate	(0.1)	—	—	—	—	—	(0.1)	—
Other	(0.2)	(0.1)	—	—	—	—	(0.3)	—
Net Impairment Losses Recognized in Earnings	$(0.1)	$(1.5)	$(1.2)	$(2.0)	$—	$2.1	$(1.6)	$2.1
1In the first quarter of 2024, the Company changed its presentation of the details of investment performance to report interest expense incurred on Federal Home Loan Bank ("FHLB") borrowings as an offset to interest on fixed income securities since FHLB borrowings are used for spread lending purposes. The interest expense incurred on FHLB borrowings was previously reported within Other Investment Expenses. The prior period amounts presented above have been updated to reflect this change in presentation.

[2]Reduced by interest expense incurred on FHLB borrowings used for spread lending purposes of $5.4 million, $5.2 million, $5.2 million, $5.3 million, $7.5 million, $4.7 million, for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023 and March 31, 2023, respectively.

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024		Dec 31, 2023		Dec 31, 2022
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$475.5	5.5%	$511.5	5.7%	$528.0	6.0%
States and Political Subdivisions	1,339.7	15.4	1,401.9	15.7	1,568.9	17.8
Foreign Governments	4.6	0.1	3.8	—	4.1	—
Corporate Securities:
Bonds and Notes	3,586.6	41.4	3,690.8	41.4	3,539.4	40.4
Redeemable Preferred Stocks	9.9	0.1	8.3	0.1	8.0	0.1
Collateralized Loan Obligations	885.9	10.2	949.8	10.7	953.9	10.9
Other Mortgage- and Asset-backed	372.5	4.3	315.8	3.5	292.5	3.3
Total Fixed Maturities Reported at Fair Value	6,674.7	77.0	6,881.9	77.1	6,894.8	78.5
Equity Securities Reported at Fair Value:
Preferred Stocks	24.9	0.3	25.5	0.3	39.8	0.5
Common Stocks	2.7	—	1.2	—	2.1	—
Other Equity Interests:
Exchange Traded Funds	9.7	0.1	7.7	0.1	12.2	0.1
Limited Liability Companies and Limited Partnerships	189.3	2.2	191.4	2.1	189.1	2.2
Total Equity Securities Reported at Fair Value	226.6	2.6	225.8	2.5	243.2	2.8

Equity Method Limited Liability Investments	205.1	2.4	221.7	2.5	217.0	2.5
Alternative Energy Partnership Investments	17.3	0.2	17.3	0.2	16.3	0.2
Short-term Investments at Cost which Approximates Fair Value	539.1	6.2	520.9	5.9	278.4	3.2
Company Owned Life Insurance	523.3	6.0	513.5	5.8	586.5	6.7
Loans to Policyholders	279.8	3.2	281.2	3.2	283.4	3.2
Other Investments:
Equity Securities Reported at Modified Cost	24.8	0.3	32.6	0.4	38.4	0.4
Convertible Securities at Fair Value	—	—	—	—	43.3	0.5
Real Estate at Depreciated Cost	93.6	1.1	94.7	1.1	93.6	1.1
Mortgage Loans	83.1	1.0	99.8	1.1	91.1	1.0
Other	0.9	—	14.8	0.2	3.5	—
Total Other Investments	202.4	2.4	241.9	2.8	269.9	3.0
Total Investments	$8,668.3	100.0%	$8,904.2	100.0%	$8,789.5	100.0%
[1]Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024		Dec 31, 2023		Dec 31, 2022
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,749.4	71.2%	$4,962.0	72.1%	$4,896.4	71.0%
BBB	1,616.3	24.2	1,657.3	24.1	1,687.4	24.5
BB, B	246.8	3.7	204.4	3.0	239.7	3.5
CCC or Lower	62.2	0.9	58.2	0.8	71.3	1.0
Total Investments in Fixed Maturities	$6,674.7	100.0%	$6,881.9	100.0%	$6,894.8	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.8		8.1		8.2
[1]Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024		Dec 31, 2023		Dec 31, 2022
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$2,053.2	23.7%	$2,070.5	23.3%	$2,007.5	22.8%
Manufacturing	1,029.8	11.9	1,077.6	12.1	1,085.9	12.4
Transportation, Communication and Utilities	808.1	9.3	807.3	9.1	733.7	8.3
Services	614.0	7.1	639.4	7.2	602.4	6.9
Mining	156.8	1.8	174.3	2.0	173.3	2.0
Retail Trade	132.2	1.5	156.0	1.8	165.1	1.9
Construction	11.9	0.1	4.4	—	11.7	0.1
Other	48.9	0.6	35.2	0.4	14.2	0.2
Total Fair Value of Non-governmental Fixed Maturities	$4,854.9	56.0%	$4,964.7	55.9%	$4,793.8	54.6%

	Jun 30, 2024
Ten Largest Investment Exposures[1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
California	$137.4	1.6%
Texas	110.4	1.3
Michigan	84.3	1.0
New York	74.9	0.9
Georgia	71.0	0.8
Louisiana	59.2	0.7
Pennsylvania	57.2	0.7
Florida	55.1	0.6
Colorado	44.5	0.5
Missouri	38.5	0.4
Total	$732.5	8.5%
[1]Excluding Investments in U.S. Government and Government Agencies and Authorities at June 30, 2024.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Jun 30, 2024
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
California	$8.5	$128.9	$—	$137.4	10.2%	1.6%
Texas	10.3	96.8	3.4	110.5	8.2	1.3
Michigan	—	74.3	10.0	84.3	6.3	1.0
New York	11.9	63.0	—	74.9	5.6	0.9
Georgia	3.5	63.2	4.3	71.0	5.3	0.8
Louisiana	4.3	24.0	30.9	59.2	4.4	0.7
Pennsylvania	3.0	54.2	—	57.2	4.3	0.7
Florida	—	55.1	—	55.1	4.1	0.6
Colorado	—	44.5	—	44.5	3.3	0.5
Missouri	1.1	37.4	—	38.5	2.9	0.4
Virginia	—	30.3	6.1	36.4	2.7	0.4
New Mexico	—	32.9	—	32.9	2.4	0.4
Ohio	—	32.0	—	32.0	2.4	0.4
Illinois	0.6	30.4	—	31.0	2.3	0.4
Oregon	2.3	17.7	10.9	30.9	2.3	0.4
Massachusetts	—	24.0	5.2	29.2	2.2	0.3
Minnesota	1.0	27.0	—	28.0	2.1	0.3
Maryland	—	26.5	—	26.5	2.0	0.3
Tennessee	3.2	19.4	—	22.6	1.7	0.3
Oklahoma	—	22.6	—	22.6	1.7	0.3
Washington	1.3	18.4	2.6	22.3	1.7	0.3
Rhode Island	1.5	18.2	—	19.7	1.5	0.2
North Carolina	1.7	17.1	—	18.8	1.4	0.2
Connecticut	—	16.2	2.6	18.8	1.4	0.2
New Hampshire	0.4	17.9	—	18.3	1.4	0.2
District of Columbia	—	15.3	2.7	18.0	1.3	0.2
Mississippi	—	10.5	7.5	18.0	1.3	0.2
Indiana	—	17.6	—	17.6	1.3	0.2
Arizona	—	14.3	—	14.3	1.1	0.2
South Carolina	—	13.9	—	13.9	1.0	0.2
Kentucky	—	13.4	—	13.4	1.0	0.2
North Dakota	—	12.8	—	12.8	1.0	0.1
Alabama	—	12.5	—	12.5	0.9	0.1
Utah	—	11.6	—	11.6	0.9	0.1
Iowa	—	11.6	—	11.6	0.9	0.1
New Jersey	—	9.9	—	9.9	0.7	0.1
Nebraska	—	9.2	—	9.2	0.7	0.1
Montana	—	9.1	—	9.1	0.7	0.1
Hawaii	3.4	2.8	2.7	8.9	0.7	0.1
All Other States	2.5	31.5	2.3	36.3	2.7	0.4
Total	$60.5	$1,188.0	$91.2	$1,339.7	100.0%	15.5%
[1]Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2024	Jun 30, 2024	Dec 31, 2023
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$42.1	$126.0	$125.4
Senior Debt	36.4	22.4	19.0
Secondary Transactions	1.6	6.8	7.9
Leveraged Buyout	0.6	7.9	8.6
Real Estate	—	27.2	41.9
Distressed Debt	—	4.9	7.9
Growth Equity	—	0.8	1.2
Hedge Fund	—	0.1	0.1
Other	0.1	9.0	9.7
Total Equity Method Limited Liability Investments	80.8	205.1	221.7

Alternative Energy Partnership Investments	—	17.3	17.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	65.9	124.1	124.0
Distressed Debt	13.7	11.4	12.4
Leveraged Buyout	9.2	19.2	19.0
Growth Equity	9.1	6.6	6.4
Senior Debt	7.7	25.1	24.8
Secondary Transactions	3.0	2.8	2.8
Hedge Funds	—	—	1.9
Other	0.2	0.1	0.1
Total Reported as Other Equity Interests at Fair Value	108.8	189.3	191.4

Reported as Other Equity Interests at Modified Cost:
Other	—	4.6	4.8
Total Reported as Other Equity Interests at Modified Cost	—	4.6	4.8

Total Investments in Limited Liability Companies and Limited Partnerships	$189.6	$416.3	$435.2

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) attributable to Kemper Corporation the after-tax impact of:

(i) Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension Settlement and Other Charges;
(vi) Goodwill Impairment Charges;
(vii) Non-Core Operations; and
(viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income (Loss) for the three and six months ended June 30, 2024 or 2023.

The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment Charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net Income (Loss) attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income (Loss) is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Net Income (Loss) attributable to Kemper Corporation	$75.4	$71.3	$51.4	$(146.3)	$(97.1)	$(80.1)	$146.7	$(177.2)
Less Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.0)	2.7	(1.8)	2.3	1.9	1.3	1.7	3.2
Net Realized Investment Gains (Losses)	1.2	5.2	15.6	(22.9)	(12.5)	5.1	6.4	(7.4)
Impairment Losses	(0.1)	(1.2)	(1.0)	(0.8)	(0.8)	1.7	(1.3)	0.9
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(5.1)	(10.1)	(14.4)	(34.3)	(23.3)	(23.0)	(15.2)	(46.3)
Debt Extinguishment, Pension Settlement and Other Charges	2.1	—	—	(55.5)	—	—	2.1	—
Goodwill Impairment Charge	—	—	—	—	(45.5)	—	—	(45.5)
Non-Core Operations	(13.4)	5.0	2.5	(7.3)	(2.7)	(9.5)	(8.4)	(12.2)
Adjusted Consolidated Net Operating Income (Loss)	$91.7	$69.7	$50.5	$(27.8)	$(14.2)	$(55.7)	$161.4	$(69.9)

Adjusted Consolidated Net Operating Income (Loss) per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share ‐ basic. A reconciliation of Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share- basic to Adjusted Consolidated Net Operating Income (Loss) per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share	$1.17	$1.11	$0.80	$(2.28)	$(1.52)	$(1.25)	$2.28	$(2.77)
Less Net (Loss) Income per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(0.02)	0.04	(0.03)	0.04	0.03	0.02	0.03	0.05
Net Realized Investment Gains (Losses)	0.02	0.09	0.24	(0.35)	(0.20)	0.08	0.10	(0.12)
Impairment Losses	—	(0.02)	(0.01)	(0.01)	(0.02)	0.03	(0.02)	0.01
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.08)	(0.16)	(0.23)	(0.54)	(0.36)	(0.36)	(0.24)	(0.72)
Debt Extinguishment, Pension Settlement and Other Charges	0.03	—	—	(0.87)	—	—	0.03	—
Goodwill Impairment Charge	—	—	—	—	(0.71)	—	—	(0.71)
Non-Core Operations	(0.21)	0.08	0.04	(0.11)	(0.04)	(0.15)	(0.13)	(0.19)
Adjusted Consolidated Net Operating Income (Loss) per Unrestricted Share	$1.43	$1.08	$0.79	$(0.44)	$(0.22)	$(0.87)	$2.51	$(1.09)

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Return on Adjusted Shareholders' Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s net income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders' Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Return on Adjusted Shareholders’ Equity” metric was referred to as “Return on Tangible Shareholders’ Equity” in prior periods.

A reconciliation of Return on Shareholders’ Equity to Return on Adjusted Shareholders' Equity is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Jun 30, 2024	Jun 30, 2023
Numerator:
Annualized Net Income (Loss) attributable to Kemper Corporation	$301.6	$285.2	$205.6	$(585.2)	$(388.4)	$(320.4)	$293.4	$(354.4)

Denominator:
Average Shareholders' Equity[1]	$2,630.5	$2,547.5	$2,433.3	$2,436.8	$2,579.6	$2,658.8	$2,588.7	$2,609.9

Less: Average Net Unrealized Gains and Losses on Fixed Maturities	652.2	576.1	716.9	770.3	607.3	645.5	612.7	643.9
Less: Average Change in Discount Rate on Future Life Policyholder Benefits	(315.1)	(216.3)	(286.7)	(303.6)	(174.3)	(197.7)	(263.5)	(196.6)
Less: Average Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,275.5)	(1,300.3)	(1,250.7)	(1,283.8)
Average Adjusted Shareholders' Equity[1]	$1,716.9	$1,656.6	$1,612.8	$1,652.8	$1,737.1	$1,806.3	$1,687.2	$1,773.4

Return on Shareholders' Equity:
Return on Shareholders' Equity	11.5%	11.2%	8.4%	(24.0)%	(15.1)%	(12.1)%	11.3%	(13.6)%
Return on Adjusted Shareholders' Equity	17.6%	17.2%	12.7%	(35.4)%	(22.4)%	(17.7)%	17.4%	(20.0)%
[1]Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods.

A reconciliation of Book Value Per Share to Adjusted Book Value Per Share is presented below:

	As of
Dollars and Shares in Millions Except Per Share Amounts (Unaudited)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023
Numerator:
Kemper Corporation Shareholders’ Equity	$2,671.2	$2,589.8	$2,505.2	$2,361.3	$2,512.2	$2,646.9

Less: Net Unrealized Gains and Losses on Fixed Maturities	685.9	618.4	533.8	900.1	640.5	574.2
Less: Change in Discount Rate on Future Life Policyholder Benefits	(358.0)	(272.1)	(160.6)	(412.8)	(194.4)	(154.2)
Less: Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,300.3)
Adjusted Shareholders' Equity	$1,748.4	$1,685.4	$1,627.7	$1,597.9	$1,707.6	$1,766.6

Denominator:
Common Shares Issued and Outstanding	64.427	64.358	64.112	64.081	64.054	63.982

Book Value Per Share:
Book Value Per Share	$41.46	$40.24	$39.08	$36.85	$39.22	$41.37

Less: Net Unrealized Gains and Losses on Fixed Maturities	10.65	9.61	8.33	14.05	10.00	8.97
Less: Change in Discount Rate on Future Life Policyholder Benefits	(5.56)	(4.23)	(2.51)	(6.44)	(3.03)	(2.41)
Less: Goodwill	(19.41)	(19.43)	(19.51)	(19.52)	(19.53)	(20.32)
Adjusted Book Value Per Share	$27.14	$26.19	$25.39	$24.94	$26.66	$27.61